Exhibit 99.2

2010 October 20
2010 3rd Quarter
Manpower Inc.

Manpower Inc. 2010 3rd Quarter Results
October 2010

 This presentation includes forward-looking
 statements, including earnings projections
 which are subject to risks and uncertainties.
 Actual results might differ materially from
 those projected in the forward-looking
 statements. Additional information
 concerning factors that could cause actual
 results to materially differ from those in the
 forward-looking statements is contained in
 the Company’s Annual Report on Form 10-K
 dated December 31, 2009, which information
 is incorporated herein by reference, and
 such other factors as may be described from
 time to time in the Company’s SEC filings.
Forward-Looking Statement

Manpower Inc. 2010 3rd Quarter Results
October 2010

N/A
N/A
 N/A
N/A
19%
24% CC
270 bps
Operating Profit $109M
OP Margin 2.2%
Revenue $5.0B
Gross Margin 16.9%
EPS $.62
10 bps
Q3 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.

Consolidated Financial Highlights

Manpower Inc. 2010 3rd Quarter Results
October 2010

Consolidated Gross Margin Change

Manpower Inc. 2010 3rd Quarter Results
October 2010

62% CC
Americas Segment
(22% of Revenue)
Q3 Financial Highlights
64%
OUP Margin
3.3%
220 bps
Revenue
$1.1B
OUP
$36M
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(1) Included in these amounts is the US, which had revenue of $752M (+84%) and OUP of $27M. On an organic basis, US revenue was $552M (+35%) and OUP was $18M.
(2) On an organic basis, Americas revenue increased 33% in USD (31% in CC).
(1)
391%CC
395%
(2)
(2)

Manpower Inc. 2010 3rd Quarter Results
October 2010

Americas - Q3 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
70%
11%
5%
 14%
(1) On an organic basis, US revenue was $552M (+35%).
(1)

Manpower Inc. 2010 3rd Quarter Results
October 2010

France Segment
(28% of Revenue)
Q3 Financial Highlights
OUP Margin
1.8%
Revenue
$1.4B
OUP
$25M
7%
19% CC
100 bps
136%
161% CC

Manpower Inc. 2010 3rd Quarter Results
October 2010

EMEA Segment
(36% of Revenue)
Q3 Financial Highlights
OUP Margin
3.0%
Revenue
$1.8B
OUP
$54M
12%
20% CC
150 bps
122%
139% CC

Manpower Inc. 2010 3rd Quarter Results
October 2010

EMEA - Q3 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
14%
14%
13%
11%

10%

6%

24%
8%

Manpower Inc. 2010 3rd Quarter Results
October 2010

Asia Pacific Segment
(11% of Revenue)
Q3 Financial Highlights
OUP Margin
2.4%
Revenue
$556M
OUP
$13M
30%
21% CC
150 bps
234%
211% CC

Manpower Inc. 2010 3rd Quarter Results
October 2010

Asia Pacific - Q3 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
49%
27%
24%

Manpower Inc. 2010 3rd Quarter Results
October 2010

100%
102% CC
Right Management Segment
(2% of Revenue)
Q3 Financial Highlights
OUP Margin
0.0%
Revenue
$86M
OUP
$0M
37%
36% CC
1570 bps

Manpower Inc. 2010 3rd Quarter Results
October 2010

Jefferson Wells Segment
(1% of Revenue)
Q3 Financial Highlights
OUP Margin
- 3.5%
Revenue
$45M
OUP
$(2M)
230 bps
7%
N/A

Manpower Inc. 2010 3rd Quarter Results
October 2010

Cash Flow Summary - Nine Months
2010
2009
Cash from Operations
(56)
412
Capital Expenditures
(42)
(27)
 Free Cash Flow
(98)
385
($ in millions)
Other
(11)
Change in Cash
(416)
327
(2)
Change in Debt
(261)
(89)
Effect of Exchange Rate Changes
8
54
Acquisitions of Businesses,
 net of cash acquired
(21)
(19)
Share Repurchases
(35)
-

Manpower Inc. 2010 3rd Quarter Results
October 2010

Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt
2010
2010

Manpower Inc. 2010 3rd Quarter Results
October 2010

(b)
(b)
Credit Facilities as of September 30, 2010
($ in millions)
(a)
(a)
This $400M agreement requires, as of September 30, that we comply with a Debt-to-EBITDA ratio of less than 5.75 to 1 and a fixed charge coverage ratio of greater than 1.25 to 1. As defined in the agreement, we had a Debt-to-EBITDA ratio of 1.85 and a fixed charge coverage ratio of 2.17 as of September 30, 2010.
As of September 30, there were $4.0M of standby letters of credit issued under the agreement.
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013

-

- Euro 300M
4.58%
June 2012
409

-

Revolving Credit Agreement
2.81%
Nov 2012
-

396

Uncommitted lines and Other
Various
Various
25

Total Debt

Manpower Inc. 2010 3rd Quarter Results
October 2010

Fourth Quarter Outlook
Revenue
Americas
Up 48-50%
France
Up 8-10%
(Up 15-17% CC)
Up 19-21%
Asia Pacific
(Up 14-16% CC)
Jefferson Wells
Right Management
 Down 33-35%
(Down 31-33% CC)
 Up 16-18%
(Up 19-21% CC)
Total
Gross Profit Margin
17.0-17.2%
Operating Profit Margin (a)
2.0-2.2%
Tax Rate
51%
EPS (a)
$0.54-$0.62 (Neg. $.02 Currency)
 Up 0-2%
EMEA
(Up 16-18% CC)
Up 12-14%
(Up 47-49% CC)
(a) Excludes anticipated reorganization charges of $20M-$25M ($0.15-$0.20 per diluted share).

Manpower Inc. 2010 3rd Quarter Results
October 2010

Questions?
Answers